SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C.  20549

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                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2012

                PATRIOT TRANSPORTATION HOLDING, INC.
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     (Exact name of registrant as specified in its charter)



       FLORIDA
0-17554
59-2924957
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  (State or other              (Commission        (I.R.S. Employer
    jurisdiction                File Number)      Identification No.)
   of incorporation)






501 Riverside Avenue                                  32202
Suite 500
Jacksonville, Florida
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(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (904) 396-5733

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  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CRF 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

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[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                 CURRENT REPORT ON FORM 8-K

             PATRIOT TRANSPORTATION HOLDING, INC.

                     February 1, 2012


ITEM 2.02. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

	On February 1, 2012, Patriot Transportation Holdings, Inc. (the "Company") issued a press release announcing its earnings for the first quarter of fiscal 2012. A copy of the press release is furnished as Exhibit 99.1.

	The information in this report (including the exhibit) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

	(c)	Exhibits.

	99.1	Press Release dated February 1, 2012.


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                         SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

				PATRIOT TRANSPORTATION HOLDING, INC.


Date:  February 1, 2012		By:  /s/ John D. Milton, Jr.

      				-------------------------------------
				John D. Milton, Jr.
				Vice President, and Chief Financial
                                Officer

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                           EXHIBIT INDEX


Exhibit No.
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99.1	Press Release dated February 1, 2012 issued by Patriot
        Transportation Holdings, Inc.


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